Blackstone Mortgage Trust, Inc. Third Quarter 2020 Results OCTOBER 29, 2020 Exhibit 99.2

Blackstone  |
Blackstone Mortgage Trust, Inc.
1
BXMT HIGHLIGHTS
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Includes $716 million of Non-Consolidated Senior Interests and investment exposure to the $808 million 2018 Single Asset Securitization through an $79 million subordinate interest.
(3)
Reflects ratio of Core Earnings to dividends declared for the three months ended September 30, 2020.
(4)
Total liquidity primarily includes $427 million of cash and $806 million of available borrowings under credit facilities.
BXMT
continued
to
deliver
strong
earnings
in
3Q,
generating
$0.61
EPS
and
$0.63
Core
EPS
(1)
$18.1 billion
(2)
senior loan portfolio backed by high-quality assets and well-capitalized sponsors
102%
dividend
coverage
(3)
99%
interest
collection
$1.2B
total
liquidity
(4)
Consistent earnings through a
historically volatile period
Senior mortgage loan portfolio
continues to outperform
Match-funded liability structure with
substantial liquidity
Stable Earnings
Stable Credit Performance

Blackstone  |
Blackstone Mortgage Trust, Inc.
2
THIRD QUARTER 2020 RESULTS
(1)
See Appendix for a definition and reconciliation to GAAP net income.
(2)
Total liquidity primarily includes $427 million of cash and $806 million of available borrowings under credit facilities.
(3)
Includes $716 million of Non-Consolidated Senior Interests and investment exposure to the $808 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(4)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
Earnings
3Q
GAAP
earnings
per
share
of
$0.61
and
Core
Earnings
(1)
per
share
of
$0.63;
book
value per share of $26.51
Generated strong earnings while maintaining elevated liquidity levels during the quarter;
total
liquidity
at
quarter
end
of
$1.2
billion
(2)
Earnings and book value reflect $0.04 per share decrease in 3Q CECL reserve from ordinary course loan portfolio migration; no specific CECL reserves recorded in 3Q
Portfolio
$18.1
billion
(3)
senior
loan
portfolio
secured
by
institutional
quality
real
estate
in
major
markets,
with
a
weighted
average
origination
LTV
(3)(4)
of
64%
99% interest collection in 3Q reflects the quality of our portfolio and sponsor commitment to our collateral
$484 million of loan repayments and $342 million of loan fundings
Capitalization
Stable corporate debt structure with no near-term maturities
Match-funded asset level financing with no capital markets mark-to-market from an array of bilateral credit facilities, securitizations and asset-specific syndications
Priced a $1.0 billion CRE CLO post-quarter end, increasing the non-recourse component of our balance sheet and further diversifying financing sources

Blackstone  |
Blackstone Mortgage Trust, Inc.
(1)
See Appendix for a definition and reconciliation to GAAP net income.
3
EARNINGS
3Q results driven by continued strong credit performance and earnings power of the loan portfolio
BXMT earnings remained steady
through a period of economic dislocation and a significant decline in LIBOR
Strong Results
Through
Volatile
Period
(1)
$0.61
3Q GAAP Earnings
per share
$0.63
3Q Core Earnings
per share
Average USD LIBOR
Core Earnings per Share
1.40%
0.35%
0.16%
$0.64
$0.62
$0.63
1Q ‘20
2Q ‘20
3Q ‘20

Blackstone  |
Blackstone Mortgage Trust, Inc.
Office 56%
Multi 11%
Retail 3%
Condo 1%
Other
5%
4
PORTFOLIO
(1)
Includes $716 million of Non-Consolidated Senior Interests and investment exposure to the $808 million 2018 Single Asset Securitization through a $79 million subordinate interest.
(2)
States comprising less than 1% of total loan portfolio are excluded.
$18.1
billion
(1)
senior
loan
portfolio
comprising
124
loans;
large
average
loan
balance
of
$146
million
reflects
significant equity investment from our institutional sponsors
$342 million of loan fundings
under previously originated loans funded through loan repayments of $484 million
Major Market Focus
(1)(2)
Collateral Diversification
(1)
$18.1B
portfolio
AU, 1%
CA
17%
MN
1%
NV
1%
TX
3%
IL
4%
TN, 1%
GA
3%
FL
5%
NY
23%
VA, 4%
DC, 2%
HI, 3%
DEU, 1%
IT, 1%
NL, 1%
UK, 11%
IR, 7%
ES, 7%
BE, 1%
Self-Storage
2%
Industrial
5%
Hospitality
17%

Blackstone  |
Blackstone Mortgage Trust, Inc.
COVID-Related
Loan
Modifications
(1)
PORTFOLIO
(1)
Includes loans modified during the six months ended September 30, 2020 as a result of COVID-19; excludes ordinary course loan modifications during the period.
(2)
Cash-in
modifications
includes
loan
modifications
involving
an
additional
financial
commitment
from
sponsors
in
the
form
of
loan
paydowns,
guaranties,
additional
equity,
or
other,
similar
provisions.
5
Loan portfolio continues to perform with minimal interest deferral
80% of loans performing on pre-COVID terms; COVID-related modifications have generally involved significant new financial commitments from sponsors
—
Minor reserve deferrals or reallocations
—
Extension of business plan milestones
—
Well-capitalized sponsors supporting assets
through COVID period
—
New cash equity contributed in exchange for
more time to complete business plans
No Modifications
80%
COVID-Related
20%
Cash-in
(2)
15%
Other
5%

Blackstone  |
Blackstone Mortgage Trust, Inc.
(1)
Total liquidity primarily includes $427 million of cash and $806 million of available borrowings under credit facilities.
(2)
Represents (i) total outstanding secured debt agreements, secured term loans and convertible notes, less cash, to (ii) total equity.
(3)
Excludes $11 million per annum of scheduled amortization payments under the Term Loan B.
6
CAPITALIZATION
Maintained substantial liquidity of $1.2 billion
(1)
at quarter end and a consistent debt-to-equity ratio
(2)
of 2.6x
Majority of corporate debt has over 5 years of remaining term, with no maturities prior to 2022
Corporate Debt
(3)
(outstanding balance; $ in millions)
$403
$220
$1,009
2020
2021
2022
2023
2024
2025
2026
Debt-to-Equity Ratio
(2)
3.0x
2.8x
2.6x
12/31/19
3/31/20
6/30/20
9/30/20
2.6x

Blackstone | Blackstone Mortgage Trust, Inc. Appendix 7

Blackstone  |
Blackstone Mortgage Trust, Inc.
$18.3
$18.1
$0.3
$0.5
2Q ’20 Loans
Outstanding
Fundings
Repayments
3Q ’20 Loans
Outstanding
8
APPENDIX
(1)
Primarily
represents
realized
gains
on
the
repatriation
of
unhedged
foreign
currency.
These
amounts
are
not
included
in
GAAP
net
income,
but
rather
as
a
component
of
Other
Comprehensive
Income
in our consolidated financial statements.
(2)
Includes the impact of changes in foreign currency rates and related hedges for non-USD investments of $0.3 billion for the three months ending September 30, 2020.
(3)
Includes $740 million of Non-Consolidated Senior Interests and investment exposure to the $857 million 2018 Single Asset Securitization through an $82 million subordinate interest.
(4)
Includes $716 million of Non-Consolidated Senior Interests and investment exposure to the $808 million 2018 Single Asset Securitization through a $79 million subordinate interest.
Net Fundings
($ in billions)
Operating Results
($ in millions)
$0.61
net income per share
$0.63
core earnings per share
(2)(3)
(4)
GAAP Net
Income
Adjustments
Core
Earnings
Interest income
$193.9
$     -
$193.9
Interest expense
(79.0)
(0.2)
(79.2)
Management and incentive fees
(19.0)
-
(19.0)
General and administrative
expenses and taxes
(2.6)
-
(2.6)
Decrease in current expected
credit loss reserve
6.1
(6.1)
-
Non-cash compensation
(8.6)
8.6
-
Realized hedging and
foreign currency income, net
(1)
-
-
-
Net income attributable to non-
controlling interests
(0.9)
0.1
(0.8)
Total
$89.9
$2.4
$92.3

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Portfolio excludes our $79 million subordinate interest in the $808 million 2018 Single Asset Securitization.
(2)
Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(3)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of September 30, 2020, five loans in the portfolio have been financed with an aggregate $716 million of Non-Consolidated Senior Interests, which are included in the table above.
(4)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(5)
This loan is accounted for under the cost-recovery method.
(6)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation. Excludes loans under the cost-recovery method.
9
Portfolio Details
(1)
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(2)
Loan
(3)
Balance
(3)
Value
Maturity
(4)
Location
Type
SQFT / Unit / Key
LTV
(2)
Loan 1
Senior loan
8/14/2019
$  1,264
$  1,264
$  1,256
L + 2.50
%
L + 2.83
%
12/23/2024
Dublin - IE
Office
$460 / sqft
74%
Loan 2
Senior loan
3/22/2018
995
995
992
L + 3.15
%
L + 3.37
%
3/15/2023
Diversified - Spain
Mixed-Use
n/a
71%
Loan 3
Senior loan
11/25/2019
724
646
646
L + 2.30
%
L + 3.18
%
12/9/2024
New York
Office
$925 / sqft
65%
Loan 4
Senior loan
5/11/2017
647
616
615
L + 3.40
%
L + 3.57
%
6/10/2023
Washington DC
Office
$302 / sqft
62%
Loan 5
Senior loan
8/22/2018
363
357
356
L + 3.15
%
L + 3.49
%
8/9/2023
Maui
Hospitality
$463,671 /  key
61%
Loan 6
Senior loan
10/23/2018
352
347
347
L + 3.40
%
L + 3.67
%
1/23/2022
New York
Mixed-Use
$588 / sqft
65%
Loan 7
Senior loan
4/11/2018
355
345
344
L + 2.85
%
L + 3.10
%
5/1/2023
New York
Office
$437 / sqft
71%
Loan 8
Senior loan
(3)
8/6/2015
315
315
58
5.75
%
5.81
%
10/29/2022
Diversified - EUR
Other
n/a
71%
Loan 9
Senior loan
1/11/2019
310
310
307
L + 4.35
%
L + 4.70
%
1/11/2026
Diversified - UK
Other
$306 / sqft
74%
Loan 10
Senior loan
11/30/2018
286
286
285
n/m
(5)
n/m
(5)
8/9/2025
New York
Hospitality
$306,870 /  key
73%
Loan 11
Senior loan
2/27/2020
300
282
279
L + 2.70
%
L + 3.03
%
3/9/2025
New York
Mixed-Use
$884 / sqft
59%
Loan 12
Senior loan
7/31/2018
280
278
277
L + 3.10
%
L + 3.52
%
8/9/2022
San Francisco
Office
$701 / sqft
50%
Loan 13
Senior loan
(3)
8/7/2019
746
270
52
L + 3.12
%
L + 3.55
%
9/9/2025
Los Angeles
Office
$183 / sqft
59%
Loan 14
Senior loan
12/11/2018
310
257
255
L + 2.55
%
L + 2.96
%
12/9/2023
Chicago
Office
$216 / sqft
78%
Loan 15
Senior loan
11/30/2018
254
248
247
L + 2.80
%
L + 3.17
%
12/9/2023
San Francisco
Hospitality
$364,513 /  key
73%
Loans 16 - 123
Senior loan
(3)
Various
13,973
10,453
10,151
L + 3.31
(6)
L + 3.65
(6)
Various
Various
Various
Various
62%
CECL reserve
(177)
Total/Wtd. avg.
$  21,475
$  17,270
$  16,292
L + 3.22
(6)
L + 3.58
(6)
3.3 yrs
65%
Cash
All-in
Coupon
Yield

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
10
Consolidated Balance Sheets
($ in thousands, except per share data)
September 30, 2020
December 31, 2019
Assets
Cash and cash equivalents
$427,028
$150,090
Loans receivable
16,468,703
16,164,801
Current expected credit loss reserve
(177,026)
—
Loans receivable, net
16,291,677
16,164,801
Other assets
158,099
236,980
Total assets
$16,876,804
$16,551,871
Liabilities and equity
Secured debt agreements, net
$8,973,810
$10,054,930
Securitized debt obligations, net
2,168,083
1,187,084
Secured term loans, net
1,043,441
736,142
Convertible notes, net
615,541
613,071
Other liabilities
171,977
175,963
Total liabilities
12,972,852
12,767,190
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
1,462
1,350
Additional paid-in capital
4,693,982
4,370,014
Accumulated other comprehensive income (loss)
9,645
(16,233)
Accumulated deficit
(821,725)
(592,548)
Total Blackstone Mortgage Trust, Inc. stockholders’
equity
3,883,364
3,762,583
Non-controlling interests
20,588
22,098
Total equity
3,903,952
3,784,681
Total liabilities and equity
$16,876,804
$16,551,871

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
11
Consolidated Statements of Operations
($ in thousands, except per share data)
2020
2019
2020
2019
Income from loans and other investments
Interest and related income
$193,939
$213,873
$590,797
$662,001
Less: Interest and related expenses
78,978

111,957

268,070

347,536

Income from loans and other investments, net
114,961

101,916

322,727

314,465

Other expenses
Management and incentive fees
18,985

17,502

58,758

58,276

General and administrative expenses
11,242

9,741

34,320

28,951

Total other expenses
30,227

27,243

93,078

87,227

Decrease (increase) in current expected credit loss reserve
6,055

-

(173,466)

-

Income before income taxes
90,789

74,673

56,183

227,238

Income tax provision (benefit)
20

(721)

192

(573)

Net income
$90,769
$75,394
$55,991
$227,811
Net income attributable to non-controlling interests
(909)

(497)

(1,937)

(1,176)

Net income attributable to Blackstone Mortgage Trust, Inc.
$89,860
$74,897
$54,054
$226,635
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
146,484,651

134,536,683

140,157,620

128,485,701

Net income per share of common stock
$0.61
$0.56
$0.39
$1.76
Three Months Ended September 30,
Nine Months Ended September 30,

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(2)
Represents realized gains on the repatriation of unhedged foreign currency. These amounts were not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
12
Per Share Calculations
(in thousands, except per share data)
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
Realized
hedging
and
foreign
currency
(loss)
income,
net
September 30, 2020
June 30, 2020
Net
income
(1)
$89,860
$17,544
(Decrease) increase in current expected credit loss reserve
(6,055)
56,819
Non-cash compensation expense
8,649
8,652
(2)
(7)
1,810
Other items
(240)
210
Adjustments attributable to non-controlling interests, net
143
139
Core Earnings
$92,350
$85,174
Weighted-average shares outstanding, basic and diluted
146,485
138,299
Core Earnings per share, basic and diluted
$0.63
$0.62
Three Months Ended
September 30, 2020
June 30, 2020
Stockholders' equity
$3,883,364
$3,874,763
Shares
Class A common stock
146,197
146,197
Deferred stock units
294
281
Total outstanding
146,491
146,478
Book value per share
$26.51
$26.45
Three Months Ended
September 30, 2020
June 30, 2020
Net income
(1)
$89,860
$17,544
Weighted-average shares outstanding, basic and diluted
146,485
138,299
Earnings per share, basic and diluted
$0.61
$0.13
Three Months Ended

Blackstone  |
Blackstone Mortgage Trust, Inc.
APPENDIX
(1)
Represents net (loss) income attributable to Blackstone Mortgage Trust, Inc.
(2)
For the three months ended September 30, 2020 and June 30, 2020, represents realized gains on the repatriation of unhedged foreign currency. For the three months ended March 31, 2020, primarily represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency
investments
and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts were not included in
GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
13
Reconciliation of Net Income to Core Earnings
(in thousands, except per share data)
Three Months Ended,
Sept 30,
2020
June 30,
2020
Mar 31,
2020
Net income (loss)
(1)
89,860
17,544
(53,350)
(Decrease) increase in current expected credit loss reserve
(6,055)
56,819
122,702
Non-cash compensation expense
8,649
8,652
8,678
Realized hedging and foreign currency (loss) income, net
(2)
(7)
1,810
8,467
Other items
(240)
210
596
Adjustments attributable to non-controlling interests, net
143
139
(561)
Core Earnings
92,350
85,174
86,532
Weighted-average shares outstanding, basic and diluted
146,485
138,299
135,619
Net income (loss) per share, basic and diluted
$0.61
$0.13
($0.39)
Core Earnings per share, basic and diluted
$0.63
$0.62
$0.64

Blackstone  |
Blackstone Mortgage Trust, Inc.
DEFINITIONS
14
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
a
non-GAAP
measure,
which
we
define
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
non-cash
equity
compensation
expense,
(ii)
depreciation
and
amortization,
(iii)
unrealized
gains
(losses),
(iv)
net
income
(loss)
attributable
to
our
legacy
portfolio,
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
our
Manager,
subject
to
approval
by
a
majority
of
our
independent
directors.
During
the
nine
months
ended
September
30,
2020,
we
recorded
a
$173.5
million
increase
in
current
expected
credit
loss
reserve,
or
CECL
reserve,
which
has
been
excluded
from
Core
Earnings
consistent
with
other
unrealized
gains
(losses)
pursuant
to
our
existing
policy
for
reporting
Core
Earnings
and
the
terms
of
the
management
agreement
between
our
Manager
and
us.
We
believe
that
Core
Earnings
provides
meaningful
information
to
consider
in
addition
to
our
net
income
and
cash
flow
from
operating
activities
determined
in
accordance
with
GAAP.
This
adjusted
measure
helps
us
to
evaluate
our
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
we
believe
are
not
necessarily
indicative
of
our
current
loan
portfolio
and
operations.
Although,
according
to
the
management
agreement
between
our
Manager
and
us,
or
our
Management
Agreement,
we
calculate
the
incentive
and
base
management
fees
due
to
our
Manager
using
Core
Earnings
before
our
incentive
fee
expense,
we
report
Core
Earnings
after
incentive
fee
expense,
as
we
believe
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
our
Class
A
common
stock.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
our
GAAP
cash
flows
from
operations,
a
measure
of
our
liquidity,
or
an
indication
of
funds
available
for
our
cash
needs.
In
addition,
our
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
our
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Non-Consolidated
Securitized
Debt
Obligations:
Senior
securitized
debt
held
by
third-parties
in
the
2018
Single
Asset
Securitization.
These
non-recourse
securitized
debt
obligations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone  |
Blackstone Mortgage Trust, Inc.
FORWARD-LOOKING STATEMENTS
15
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance
and
the
impact
of
the
COVID-19
pandemic.
You
can
identify
these
forward-
looking
statements
by
the
use
of
words
such
as
“outlook,”
“objective,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2019
and
its
Quarterly
Report
on
Form
10-Q
for
the
fiscal
quarter
ended
March
31,
2020,
as
such
factors
may
be
further
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.